Income Taxes (Details) (USD $)	Mar. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Summary of effective income tax rate reconciliation
Excess of Tax over book depreciation Fixed assets	$ 87,578	$ 87,578	$ 108,980
Excess of Tax over book depreciation Patents	114,028	114,028	8,076
Net Operating Loss Carry forward	2,254,812	1,642,598	1,213,617
Valuation Allowance	(2,456,418)	(1,844,204)	(1,330,673)
Total Deferred Tax Asset (Liabilities)